Exhibit 31.2

Certification of Chief Financial Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

I, Yung Chi Chuang, certify that:

1. I have reviewed this Amendment on Form 10-K/A of China United Insurance Service, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2019	/s/ Yung Chi Chuang
Yung Chi Chuang
Chief Financial Officer